SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Paul Kazarian

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2026

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominee (as defined below) named in Proposal 1 (the Nominee together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BNY Mellon Municipal Bond Infrastructure Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We believe that the board of directors of the Fund (the “Board”) needs fresh ideas and perspectives to address the Fund’s trading discount. We have therefore nominated a highly qualified and independent Nominee for election to the Board,1 whose election, we believe, will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and the Fund’s discount to net asset value (“NAV”).2

At the Fund’s 2025 annual meeting of shareholders, shareholders approved our proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis. In response to such approval, the Board has put forth a proposal to amend the Fund’s charter (the “Charter”) in order to declassify the Board (the “Board Declassification Proposal”). We believe that the Board Declassification Proposal will benefit the Fund by holding the directors accountable to shareholders at the ballot box annually, thereby better aligning their interests with those of shareholders.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect the Nominee, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2026 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held in a virtual meeting format only at [●] on [●], 2026, at [3:00 p.m.] Eastern Time. Shareholders who wish to attend the Annual Meeting should contact our proxy solicitor, Campaign Management, toll free at [●] or via email at info@campaign-mgmt.com, no later than 2:00 pm, Eastern time on [●], 2026, to receive instructions on how to register. If you would like to vote during the Annual Meeting, you may do so by entering the control number found on your proxy card.

________________________
1 See “PROPOSAL 1: ELECTION OF DIRECTORS”.

2 As of June 29, 2026, the Fund’s discount to NAV was -6.16% and the three-year average discount to NAV was -10.26%. Source: Morningstar.

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about [●], 2026.

Saba is seeking your support at the Annual Meeting with respect to the following proposals (the “Proposals”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposals		Our Recommendation

1.

To elect Saba’s nominee, Paul Kazarian (the “Nominee”), to serve as a Class III director to be voted on by the holders of the Common Shares (as defined below) and Preferred Shares (as defined below), voting together as a single class, and to elect one director to be elected by the holders of the Preferred Shares, voting as a separate class (the “Preferred Shares Nominee”), each to serve until the Fund’s 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified.

FOR the Nominee

2.	A proposal to amend the Charter in order to declassify the Board.	FOR

To transact such other business as may properly come before the Annual Meeting.

Based on the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”), the Board is currently comprised of nine directors divided into three classes. Each class is elected for a term of three years with one class being elected each year. At the Annual Meeting, two Class III directors are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) and the Fund’s preferred shares (the “Preferred Shares” and together with the Common Shares, the “Shares”), voting together as a single class, and one director is to be elected by holders of the Preferred Shares, voting as a separate class, in each case to serve for a three-year term expiring at the Fund’s 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominee to serve as a Class III director of the Fund and the approval of the Board Declassification Proposal.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●]. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the aggregate, [●] Common Shares (including [●] Common Shares held in record name), representing [●]% of the outstanding Common Shares. According to the Fund’s Proxy Statement, there were [●] Common Shares and [●] Preferred Shares outstanding as of the Record Date. As of the date of this Proxy Statement, the Participants may be deemed to beneficially own, in the aggregate, 1,565,216 Common Shares (including 1,010 Common Shares held in record name), representing 8.5% of the outstanding Common Shares. The percentage used herein is based upon 18,405,973 Common Shares outstanding as of February 28, 2026, as disclosed in the Fund’s annual report filed with the SEC on April 30, 2026.

We urge you to sign, date and return the GOLD proxy card “FOR” the Nominee in Proposal 1 and “FOR” Proposal 2. We are making no recommendation on the election of the Preferred Shares Nominee in Proposal 1. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee in Proposal 1, “withhold” on the Preferred Shares Nominee in Proposal 1 (applicable only if you hold Preferred Shares), and “FOR” Proposal 2.

According to the Bylaws of the Fund (as amended, the “Bylaws”) and the Fund’s Proxy Statement, the election of directors requires the affirmative vote of a plurality of shares. A “plurality” means that the nominee who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a director. According to the Charter and the Fund’s Proxy Statement, the approval of Proposal 2 requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast by shareholders of the Fund.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominee at the Annual Meeting and carry Proposal 2 at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nomination of the Nominee and the passage of Proposal 2. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

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If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Campaign Management, toll free at [●] or via email at info@campaign-mgmt.com.

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REASONS FOR THIS PROXY SOLICITATION

As one of the Fund’s largest shareholders, Saba is committed to improving the Fund for the benefit of all shareholders and, to this end, has nominated a highly-qualified and independent Nominee to the Board, who, Saba believes, will bring fresh ideas and perspectives to address the Fund’s trading discount.

In addition, Saba believes that declassifying the Board will benefit the Fund by holding the directors accountable to shareholders at the ballot box annually, thereby better aligning their interests with that of the shareholders.

We urge you to join us and support the election of the Nominee by voting on the GOLD proxy card today.

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PROPOSAL 1: ELECTION OF DIRECTORS

According to the Fund’s Proxy Statement, the Board is currently comprised of nine directors divided into three classes. The members of each class are elected to serve three-year terms or until their successors have been duly elected and qualified as permitted by law with the term of office of each class ending in successive years. According to the Fund’s Proxy Statement, there will be two Class III directors elected by holders of Common Shares and Preferred Shares, voting together as a single class, and one Class III director elected by holders of Preferred Shares, voting as a separate class, at the Annual Meeting.

We are soliciting proxies to elect the Nominee, Paul Kazarian, to serve as a Class III director of the Fund for a three-year term expiring at the Fund’s 2029 annual meeting of shareholders or until his successor has been duly elected and qualified as permitted by law.

According to the Fund’s Proxy Statement, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two directors. There are currently two directors elected solely by the holders of the Preferred Shares, whose terms are scheduled to expire at the upcoming Annual Meeting and at the Fund’s 2028 annual meeting of shareholders, respectively. The Preferred Shares Nominee is up for election by the holders of the Preferred Shares, voting as a separate class, to serve as a Class III director of the Fund for a three-year term expiring at the Fund’s 2029 annual meeting of shareholders or until his successor is duly elected and qualified. We are making no recommendation with respect to the election of the Preferred Shares Nominee.

The Participants intend to vote all of their Common Shares in favor of the Nominee. The Nominee, if elected, would constitute one of ten members, a minority, of the Board.

Even if the Nominee is elected, because the Nominee would only represent a minority of the members of the Board, there can be no assurance that he would be able to implement the actions that he believes are necessary to enhance shareholder value without the support of the other members of the Board. Also, there is no assurance that any of the Fund’s nominees will serve as a director if the Nominee is elected to the Board.

The age and other information related to the Nominee shown below are as of the date of this Proxy Statement.

Nominee:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Paul Kazarian Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 42	None	N/A

Paul Kazarian has served as Partner, Closed-End Fund Portfolio Manager at Saba Capital, an investment advisor focused on credit and equity relative value strategies, since 2013, and is responsible for Exchange Traded products, including ETF arb and Closed-End Funds. Mr. Kazarian has served as President and Principal Executive Officer of ASA Gold and Precious Metals Limited (NYSE: ASA), a registered closed-end fund, as of June 2026; and he has served as the Principal Executive Officer of each of Saba Capital Income & Opportunities Fund (NYSE: BRW) and Saba Capital Income & Opportunities Fund II (NYSE: SABA), each a registered closed-end fund, since 2024. He also has served as the

				N/A

Mr. Kazarian has served on the board of trustees of ASA Gold and Precious Metals Limited (NYSE: ASA), a registered closed-end fund, since 2024. Also, he served on the board of trustees of Destra Multi-Alternative Fund (NYSE: DMA), a registered closed-end fund, from 2023 to February 2026; and Saba Capital Income & Opportunities Fund II (NYSE: SABA), a

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Portfolio Manager of Saba Capital Investment Trusts UCITS ETF (LSE: UKIT), a UK investment trust, since March 2026. Previously, Mr. Kazarian worked at RBC Capital Markets, LLC, an investment banking and management company and subsidiary of the Royal Bank of Canada (NYSE: RY), where he served as a Director in its Global Arbitrage and Trading Group, from 2007 to 2013. Prior to that, Mr. Kazarian served at Merrill Lynch, Pierce, Fenner & Smith Incorporated, an investment banking and management company, where he served as a technology analyst, from 2006 to 2007.

Mr. Kazarian has served on the board of trustees of ASA Gold and Precious Metals Limited (NYSE: ASA), a registered closed-end fund, since 2024. Also, he served on the board of trustees of Destra Multi-Alternative Fund (NYSE: DMA), a registered closed-end fund, from 2023 to 2026; and Saba Capital Income & Opportunities Fund II (NYSE: SABA), a registered closed-end fund, from 2021 to 2024; and Miller/Howard High Income Equity Fund (formerly listed as NYSE: HIE), a registered closed-end fund, from 2022 to 2024.

registered closed-end fund, from 2021 to 2024; and Miller/Howard High Income Equity Fund (formerly listed as NYSE: HIE), a registered closed-end fund, from 2022 to 2024.

Mr. Kazarian received his B.A. in Political Science from Bates College.

Mr. Kazarian’s qualifications to serve as a director of the Fund include his broad expertise in bonds, loans, equities, derivatives, ETFs and closed-end funds.

The Nominee does not currently hold, and has not at any time held, any position with the Fund. The Nominee does not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

As of the date of this Proxy Statement, the table below sets forth information regarding the class of securities beneficially owned, or owned of record, by the Nominee and his “Immediate Family Members” (such term as defined in Schedule 14A) in (i) an investment adviser, principal underwriter, or “Sponsoring Insurance Company” (such term as defined in Schedule 14A) of the Fund; or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund:

Name of Nominee	Name of Owners and Relationships to Nominee	Company	Title of Class	Value of Securities	Percent of Class
Paul Kazarian	N/A	None	None	None	None

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None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominee will be considered an independent director of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominee is not and will not be an “interested person” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

Common Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the Nominee, and therefore will not be able to vote on the remaining seat that will be up for election at the Annual Meeting using the GOLD proxy card. Preferred Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the Nominee and the Preferred Shares Nominee, and therefore will not be able to vote on the remaining seat that will be up for election by holders of Common Shares and Preferred Shares, voting together as a single class, at the Annual Meeting using the GOLD proxy card. We refer shareholders to the Fund’s Proxy Statement, when it becomes available, for the names, background, qualifications and other information concerning the Fund’s director nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

Although there is no written agreement, the Nominee is being nominated as a director of the Fund pursuant to an understanding between the Nominee and Saba Capital, whereby the Nominee has agreed to be nominated by Saba Capital. If elected or appointed, the Nominee will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee directors. The Nominee will not receive any compensation from Saba for his services as a director of the Fund if elected.

The Nominee has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. If Saba determines to add nominee(s), whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, the election of directors requires the affirmative vote of a plurality of shares. A “plurality” means that the nominee who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a director. “Withhold” votes will have no effect on the outcome of Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Campaign Management, toll free at [●] or via email at info@campaign-mgmt.com.

We Recommend a Vote FOR the Nominee for election at the Annual Meeting on the GOLD proxy card.
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PROPOSAL 2: DECLASSIFICATION OF THE BOARD

At the Fund’s 2025 annual meeting of shareholders, the shareholders approved our proposal pursuant to Rule 14a-8 under the Exchange Act requesting that the Board take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis. In response to such approval, the Board has put forth a proposal to amend the Charter in order to declassify the Board.

Saba believes that the annual election of all directors – at one time – encourages board accountability to shareholders, which in turn can boost the board’s performance.

For a greater voice in the Fund’s corporate governance and to increase the accountability of the Board to shareholders, Saba urges you to vote FOR this Proposal 2.

The Participants intend to vote all of their Common Shares FOR this Proposal 2.

Vote Required.

According to the Charter and the Fund’s Proxy Statement, the approval of Proposal 2 requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast by shareholders of the Fund.

Abstentions will be counted for purposes of determining whether a quorum is present and will count as a vote “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote “FOR” the Nominee. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to info@campaign-mgmt.com or mailing them to Saba Capital Management, L.P., c/o Campaign Management, 15 West 38th Street, Suite #747, New York, NY 10018, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR” the Nominee named in Proposal 1, “withhold” on the Preferred Shares Nominee in Proposal 1 (applicable only if you hold Preferred Shares) and “FOR” Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your Shares on the GOLD proxy card as follows:

“FOR” the Nominee standing for election to the Board named in this Proxy Statement (Proposal 1).

We are making no recommendation with respect to the Preferred Shares Nominee standing for election to the Board (Proposal 1).

“FOR” the proposal to amend the Charter to declassify the Board (Proposal 2).

The Participants intend to vote all of their Common Shares “FOR” the Nominee in Proposal 1 and Proposal 2, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo voted (i.e. they will be voted in the same proportion as the votes of all other shareholders). The Participants do not hold any Preferred Shares.

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, a majority of the votes entitled to be cast constitutes a quorum. “Withhold” votes and “abstentions” are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

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What vote is needed to approve the Proposals?

Proposal 1 – Election of Directors. According to the Bylaws and the Fund’s Proxy Statement, the election of a director requires the affirmative vote of a plurality of shares. A “plurality” means that the nominee who receives the largest number of votes cast (even if they receive less than a majority) will be elected as a director. “Withhold” votes will have no effect on the outcome of Proposal 1.

Proposal 2 – Declassification of the Board. According to the Charter and the Fund’s Proxy Statement, the approval of Proposal 2 requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast by shareholders of the Fund. Abstentions will be counted for purposes of determining whether a quorum is present and will count as a vote “against” Proposal 2.

THE ONLY WAY TO SUPPORT THE NOMINEE FOR ELECTION AND THE BOARD DECLASSIFICATION PROPOSAL AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTION “FOR” THE NOMINEE AND “FOR” PROPOSAL 2 ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” OR “ABSTAIN” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “WITHHOLD”, “ABSTAIN” or “AGAINST” on its white proxy card is not the same as voting for the Nominee in Proposal 1 or for Proposal 2 because a vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Campaign Management. Shareholders may call toll free at [●] or via email at info@campaign-mgmt.com.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 240 Greenwich Street New York, New York 10286; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your Shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker, or other nominee that holds your Shares. If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Campaign Management, toll free at [●] or via email at info@campaign-mgmt.com.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o Campaign Management, 15 West 38th Street, Suite #747, New York, NY 10018, so that we will be aware of all revocations.

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Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person, or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. Saba will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain officers, partners and full-time employees of Saba will also participate in the solicitation of proxies through shareholder outreach in support of the Nominee. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained Campaign Management to provide solicitation and advisory services in connection with this solicitation. Campaign Management will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse Campaign Management for reasonable out-of-pocket expenses and will indemnify Campaign Management against certain liabilities and expenses, including certain liabilities under the federal securities laws. Campaign Management will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. It is anticipated that Campaign Management will employ approximately [●] persons to solicit the Fund’s shareholders as part of this solicitation. Campaign Management does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. Saba will not seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual and semi-annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or periodic report addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your requests to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434, or by calling 1-800-373-9387.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s directors, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s directors; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the next year’s annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The EDGAR file number for the Fund is 811-22784.

11

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Paul Kazarian

[●], 2026

12

ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 1,565,216 Common Shares in the aggregate (including 1,010 Common Shares held in record name by Saba I), representing 8.5% of the outstanding Common Shares. The percentage used herein is based upon 18,405,973 Common Shares outstanding as of February 28, 2026, as disclosed in the Fund’s annual report filed with the SEC on April 30, 2026. Of the 1,565,216 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 1,565,216 Common Shares (including 1,010 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts (such funds and accounts, the “Saba Entities”); and (b) 1,565,216 Common Shares (including 1,010 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba Capital.

As of the date of this Proxy Statement, the Nominee does not beneficially own any Common Shares or any other securities of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of the Nominee is disclosed in the section of this Proxy Statement titled “PROPOSAL 1: ELECTION OF DIRECTORS”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

13

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, the Nominee has not had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a director to the Fund; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which the Nominee or any of his associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does the Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

14

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

15

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominee and “FOR” the Board Declassification Proposal by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee and “FOR” the Board Declassification Proposal.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated, and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating, and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

15 West 38th Street

Suite #747

New York, NY 10018

Shareholders Call Toll-Free at: [●]

E-mail: info@campaign-mgmt.com

16

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Proxy Card for Common Shareholders for 2026 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUAL NAMED IN PROPOSAL 1

THE BOARD OF DIRECTORS (THE “BOARD”) OF BNY MELLON MUNICIPAL BOND INFRASTRUCTURE FUND, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz, and Michael Fein and each of them, attorneys and agents with full power of substitution to vote all shares of BNY Mellon Municipal Bond Infrastructure Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us within a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” Saba’s nominee in Proposal 1 (the “Nominee”) and “FOR” Proposal 2. In voting this proxy card, you will not be able to vote on the election of the remaining Board member up for election at the Annual Meeting that is elected by common and preferred shareholders voting together as a class. Only the Nominee (defined below) can be voted on this proxy card. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

INSTRUCTIONS: FILL IN VOTING BOXES “☑” IN BLACK OR BLUE INK

We recommend that you vote “FOR” the Nominee in Proposal 1:

Proposal 1 – Election at the Annual Meeting of the individual nominated by Saba (the “Nominee”) to serve as a Class III director to be voted on by the holders of the Fund’s common shares and preferred shares, voting together as a single class, and election of one director to be elected by the holders of the Fund’s preferred shares, voting as a separate class (the “Preferred Shares Nominee”), each to serve until the Fund’s 2029 annual meeting of shareholders or until his or her successor is duly elected and qualified as permitted by law.

Nominee:	FOR	WITHHOLD
Paul Kazarian	❑	❑

We make that you vote “FOR” Proposal 2:

Proposal 2 – A proposal to amend the Charter in order to declassify the Board.

FOR	AGAINST	ABSTAIN
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Proxy Card for Preferred Shareholders for 2026 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUAL NAMED IN PROPOSAL 1

THE BOARD OF DIRECTORS (THE “BOARD”) OF BNY MELLON MUNICIPAL BOND INFRASTRUCTURE FUND, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz, and Michael Fein and each of them, attorneys and agents with full power of substitution to vote all shares of BNY Mellon Municipal Bond Infrastructure Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us within a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” Saba’s nominee in Proposal 1 (the “Nominee”), “WITHHOLD” on the Preferred Shares Nominee (as defined below) in Proposal 1 and “FOR” Proposal 2. In voting this proxy card, you will not be able to vote on the election of the remaining Board member up for election at the Annual Meeting that is elected by common and preferred shareholders voting together as a class. Only the Nominee and, for those who hold preferred shares, the Preferred Shares Nominee, can be voted on this proxy card. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

INSTRUCTIONS: FILL IN VOTING BOXES “☑” IN BLACK OR BLUE INK

We recommend that you vote “FOR” the Nominee in Proposal 1, and make no recommendation on the Preferred Shares Nominee:

Proposal 1 – Election at the Annual Meeting of the individual nominated by Saba as a Class III director for a three-year term, or until his successor is duly elected and qualified as permitted by law.

Nominee:	FOR	WITHHOLD
Paul Kazarian	❑	❑

Preferred Shares Nominee	❑	❑

We recommend that you vote “FOR” Proposal 2:

Proposal 2 – A proposal to amend the Charter in order to declassify the Board.

FOR	AGAINST	ABSTAIN
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.